Exhibit 99.1

NASDAQ: BCG Empowering Independent Advisors Across All Business Models Investor Presentation NobleCon21 Conference December 2025

Disclosures and Safe Harbor Statement

BINAH CAPITAL GROUP

General.
This presentation (this "Presentation") is provided solely for informational purposes. This Presentation is subject to update, completion, revision, verification, and further amendment. None of Binah Capital Group ("Binah", the "Company", "we", "our", or "us") or its affiliates has authorized anyone to provide interested parties with additional or different information. The information contained herein does not purport to be all-inclusive or contain all of the information that may be required to make a full analysis of the Company. Viewers of this Presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting, or other advice, and you should consult with your own attorney, business advisor, and tax advisor as to legal, business, tax, and other matters related hereto. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will the Company or any of its respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers, or agents (collectively, the "Representatives") be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Forward-Looking Information.
This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Presentation that do not relate to matters of historical fact should be considered forward-looking statements, including statements relating to predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential", or "continue" or the negative of these terms or other similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements are identified by these terms or expressions. In addition, statements that "we believe" and similar statements reflect management's beliefs and opinions on the relevant subject. These statements are based upon information available to management as of the date of this Presentation, and while management believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that management has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

Management has based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect the Company's business, financial condition, and results of operations. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements.

In light of these assumptions, risks, and uncertainties, the results and events discussed in the forward-looking statements contained in this Presentation might not occur. You should review this Presentation completely and with the understanding that the Company's actual future results may be materially different from what management expects and should not place undue reliance on the forward-looking statements, which speak only as of the date of this Presentation. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise.

Financial Information.
Some of the financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in, or may be presented differently in any public filings by the Company. Except as otherwise noted, all references herein to full-year periods refer to the Company's fiscal year, which ends on December 31. You should review the Company's audited financial statements, if applicable. This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management as a supplemental measure, have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP financial measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. Reconciliations to the most directly comparable GAAP measures are provided in the most recent Form 10Q, filed with the SEC and on the Company's investor relations website.

Industry and Market Data.
Market data and industry information presented throughout this Presentation are based on management's knowledge of the industry and the good-faith estimates of management. Management also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity, and market size information included in this Presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties.

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Mr . Gould serves as Binah’s Chairman and Chief Executive Officer . Mr . Gould has over 25 years in senior management roles in the financial services industry, including Chief Executive Officer, National Sales Manager and Head of Investment Banking . Mr . Gould started Cabot Lodge Securities as its President in 2012 . Previously, he was the President of Fintegra , a Midwest broker - dealer . Prior to Fintegra , he was the National Sales Manager for Wunderlich Securities, and prior to that he was the Vice Chairman of Olympic Cascade Financial Corporation (an AMEX listed company) . Mr . Gould graduated with a B . A . from the University of Wisconsin - Madison . CRAIG GOULD Experienced Management Team Mr . Shane serves as Binah’s Chief Financial Officer . With over thirty years in financial services, Mr . Shane has worked with broker - dealers, RIAs, and asset managers, including firms focused on private equity, venture capital, and hedge funds . He brings deep experience in accounting, finance, and regulation, along with leadership across finance, HR, tech, marketing, and business development . His CFO roles have included oversight of finance and administration, capital raising, and transaction structuring throughout the business lifecycle . Mr . Shane’s strong technical foundation is matched by a wide industry network . Mr . Shane is a graduate of Indiana University with a degree in finance, a certified public accountant, and holds a Series 27 FINRA registration . DAVID SHANE Mr . Marcus serves as Binah’s Chief Business Development and Engagement Officer . A recognized connector in the wealth management industry, Mr . Marcus has over two decades of experience leading strategy and client engagement across respected firms such as United Capital, RBC Advisor Services, and MarketCounsel Consulting . He has driven growth by aligning people, ideas, and opportunities, with a focus on enhancing client experience and deepening relationships . Known for building trust and offering strategic insight, Mr . Marcus has shared his perspective through industry panels and publications . His work continues to shape how firms think about client service, business development, and scalable infrastructure in an evolving regulatory and competitive landscape . RYAN MARCUS 2

National Wealth Management Firm with
Innovative Hybrid-Friendly Broker-Dealer Model

BINAH CAPITAL GROUP

1600+ Financial Advisors[1]	**~$30B** AUM[2]
4 Brands	**~$400B** Affiliated AUM[3]

INNOVATIVE HYBRID-FRIENDLY MODEL ACROSS MORE THAN **700 OFFICES IN 50 STATES**

- Open Architecture
- Access to Major Custodians
- Advanced Reporting
- Flexible RIA Clearing
- RIA Growth Services
- Insurance Solutions
- Four Distinct Brands

PURSHE KAPLAN STERLING PKS INVESTMENTS A BINAH CAPITAL GROUP COMPANY Member FINRA | SIPC

WORLD EQUITY GROUP A BINAH CAPITAL GROUP COMPANY Member FINRA | SIPC

CABOT LODGE SECURITIES A BINAH CAPITAL GROUP COMPANY Member FINRA | SIPC

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1. As of 12/31/24. 2. As of 9/30/25. 3. Affiliated AUM represents the combined AUM of the independent unaffiliated RIA firms where one or more associated persons are registered with a Broker-Dealer..

WE ARE A NATIONAL WEALTH MANAGEMENT PLATFORM COMPRISING: 4 Who is Binah Capital? A FULL - SERVICE BROKER - DEALER A HYBRID RIA A BOUTIQUE WEALTH MANAGER SPECIALIZING IN ALTERNATIVE INVESTMENTS 1 2 3

5 Why Binah Capital? WE ARE ONE OF THE FEW IBD ENTERPRISES RELEVANT TO, AND HIGHLY ENGAGED WITH, THE GROWING RIA SEGMENT ELITE ADVISORS DEMAND MAXIMUM FLEXIBILITY. BCG DELIVERS. 1. Source: McKinsey & Company • The future of wealth management is independent. Independent models – RIA, Hybrid RIAs, IBDs – are enjoying record growth as wirehouses see declines in headcount, market share and AUM. • The number of advised relationships in the U.S. wealth management industry is projected to grow by 28% to 34% by 2034. 1 • Complex financial planning requires comprehensive service capabilities in support of both brokerage and advisory accounts. • There’s a succession crisis in wealth management. Consolidators such as BCG are positioned to capture the benefits of current demographic and industry trends.

Our Compelling Business Philosophy Is Multi - brand, multi - custodial and multi - clearing, we deliver optimal support across distinct business models serving a diverse client base INTENTIONAL A national broker - dealer aggregator, we deliver value through an innovative, hybrid - friendly model that responds to the needs of financial advisors and clients TRANSFORMATIVE We invest in tools, resources and technologies that equip advisors to expertly navigate the evolving wealth management landscape SOPHISTICATED 6

• RIAs rising, broker - dealers declining (“X” trend) • BCG sits at the center, ideal for independence - minded advisors • Strong M&A runway via strategic roll - ups INDUSTRY SHIFT Strategic Business Growth Leverages Sector Trends • Concurrent, Merit, Bleakley top teams and assets onboarded RECENT WINS *Source: 2024 FINRA Industry Snapshot **"Investment Adviser Firms" refers to firms that are registered only as investment advisers and are overseen by the SEC or state regulators. 7 26000 27000 28000 29000 30000 31000 32000 33000 0 500 1000 1500 2000 2500 3000 3500 4000 4500 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Number of FINRA - Registered Firms & Number of Investment Adviser Firms, 2014 - 2024* (Count as of year - end) FINRA-Registered Firms Investment Adviser Firms**

• Full clearing and custodian access, no onboarding friction? • Transitions are smooth, no custodial change, no disruption • M&A trends often overlook entrepreneurial advisors? • Affiliation models built around the advisor • Advisors seek independence, flexibility, and aligned growth? • Flexibility drives consistent advisor onboarding KEY DRIVERS FOR GROWTH Strong AUM Growth 8

We Are Clearing - Agnostic NO CUSTODIAL DISRUPTION, NO CLIENT PAPERWORK 9

• $ 9 billion in assets • Formerly with Raymond James • Over 100 registered representatives • Transferred $ 725 million in total AUM • $ 12 . 5 billion in assets • Formerly with LPL Financial • Over 130 registered representatives • Transferred $ 1 . 62 billion in AUM • $ 10 billion in assets • Formerly with LPL Financial • Over 40 registered representatives • Anticipated $ 235 million in AUM CONCURRENT ADVISORS Noteworthy Recent Transactions 10 MERIT FINANCIAL BLEAKLEY FINANCIAL GROUP

Advantage Binah Capital Group 11 Hybrid - Friendly Model Open Architecture Custodians Advanced Reporting RIA Clearing Growth Services Insurance & Planning Solutions

Selected Financial Data As of September 30, 2025 (unaudited)

BINAH CAPITAL GROUP

Operating Metric (dollars in billions)	As of September 30, 2025	As of September 30, 2024
Advisory and Brokerage Assets		
Brokerage assets	$ 27.0	$ 24.5
Advisory assets	2.9	2.5
Total Advisory and Brokerage Assets	$ 29.9	$ 27.0

Financial Metrics (dollars in millions)	For the three months ended September 30, 2025	2024	For the nine months ended September 30, 2025	2024
Total revenue	$ 46.2	$ 42.2	$ 136.6	$ 124.3
Net income	$ 1.8	$ (1.2)	$ 2.1	$ (3.5)
Non-GAAP Financial Metrics (dollars in millions)				
Gross Profit*	$ 9.0	$ 8.4	$ 26.4	$ 23.5
EBITDA*	$ 2.9	$ 0.4	$ 5.6	$ 0.9

Gross Profit	For the three months ended September 30, 2025	2024	For the nine months ended September 30, 2025	2024
Total revenue	$ 46.2	$ 42.2	$ 136.6	$ 124.3
Commission and fees	37.2	33.8	110.2	100.8
Gross Profit	$ 9.0	$ 8.4	$ 26.4	$ 23.5

EBITDA Reconciliation	For the three months ended September 30, 2025	2024	For the nine months ended September 30, 2025	2024
Net income	$ 1.8	$ (1.2)	$ 2.1	$ (3.5)
Interest expense	0.5	0.8	1.6	2.6
Share based compensation	0.2	-	0.6	-
Provision for income taxes	0.2	0.5	0.8	0.9
Depreciation and amortization	0.2	0.3	0.5	0.9
EBITDA*	$ 2.9	$ 0.4	$ 5.6	$ 0.9

*Non-GAAP Financial Measures. EBITDA is a non-GAAP financial measure defined as net income (loss) adjusted for depreciation expense, amortization expense, interest expense, share-based compensation and income tax. Gross profit is defined as total revenue less commissions paid to financial advisors and registered representatives and other fees that generate the revenue. We consider our gross profit amounts to be non-GAAP financial measures that may not be comparable to those of others in our industry. We believe that gross profit amounts can provide investors with useful insight into our core operating performance before other costs that are general and administrative in nature. See most recent Form 10Q on investor relations website for a detailed description and reconciliation of such Non-GAAP financial measures to their most directly comparable GAAP financial measures, as required by Regulation G.

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Future Growth Drivers 13 Strategic M&A roll - ups Organic advisor onboarding Product Development Margin optimization Partnership growth opportunities Services

Investment Highlights HYBRID - FRIENDLY, Strategically Aligned Leader in flexible affiliation with deep clearing and custodial relationships SEAMLESS END - TO - END Integration ENables advisors to manage both commission and advisory business with ease TECH - DRIVEN EFFICIENCY Integrated technology enhances productivity and streamlines operations SCALABLE AND RESILIENT BUSINESS Model Strong recurring revenue, organic growth, and expanding margins 1. Affiliated AUM represents the combined AUM of the independent unaffiliated RIA firms where one or more associated persons are r egistered with a Binah Broker - Dealer. 2. As of 12/31/24 3. Source: Cerulli 14 $400B+ PLATFORM 1 Supporting 1,600+ Advisors 2 With Four Distinct Brands National wealth management platform spanning four broker - dealers and RIAs POSITIONED FOR Industry Tailwinds Capitalizing on the advisor shift to hybrid and independent models projected to reach 33% market share by 2027 3

LPL FINANCIAL | COMMONWEALTH FINANCIAL NETWORK 16 BCG Offers Meaningful Value Based on Key Recent Transactions Transaction Value: $2.7 billion Assets Under Management (AUM): $285 billion Valuation Metrics: 0.95% of AUM B. RILEY | STIFEL FINANCIAL CORP. Transaction Value: $27 million - $35 million Assets Under Management (AUM): $3.5 billion - $4.5 billion Valuation Metrics: 0.6% to 1% of AUM ROBINHOOD MARKETS | TRADEPMR Transaction Value: $300 million Assets Under Administration (AUA): over $40 billion Valuation Metrics: 0.75% of AUA

Own Your Journey. Build Your Future. - Binah Capital Group